ACQUISITIONS	6 Months Ended
Jun. 30, 2023
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
ACQUISITIONS	ACQUISITIONS
On March 9, 2023, following receipt of customary regulatory approvals, ArcelorMittal completed the acquisition of Companhia Siderúrgica do Pecém subsequently renamed ArcelorMittal Pecém for preliminary total cash consideration of 2,194. The Company recognized acquisition-related costs of 4 in selling, general and administrative expenses. ArcelorMittal Pecém is a world-class operation, producing high-quality slab at a globally competitive cost. ArcelorMittal Pecém’s state-of-the-art steel facility in the state of Ceará in northeast Brazil was commissioned in 2016 and produced its first slabs in June of that year. It operates a three-million tonne capacity blast furnace and has access via conveyors to the Port of Pecém, a large scale, deep water port located 10 kilometers from the plant. ArcelorMittal Pecém operates within Brazil’s first Export Processing Zone, and benefits from various tax incentives including a low corporate income tax rate. Following the recent closing of the transaction, the acquisition-date fair value of the identifiable assets and liabilities of ArcelorMittal Pecém has been determined on a provisional basis. The Company expects to complete its measurement during the second half of 2023 in particular with respect to property, plant and equipment and intangible assets. Acquired current assets and other liabilities include 2,605 and 2,605 of restricted cash held in escrow and debt, respectively, which were settled after acquisition date. The Company presented these settlements as non-cash transactions in the condensed consolidated statements of cash flows. Revenue and net income since acquisition date were 685 and 130, respectively. ArcelorMittal Pecém is part of the Brazil reportable segment.
During the first half of 2023, the Company also completed two acquisitions relating to ArcelorMittal Downstream Solutions within the Europe reportable segment ("AMDS acquisitions").
On January 3, 2023, ArcelorMittal completed the acquisition of Riwald Recycling, a state-of-the-art ferrous scrap metal recycling business based in the Netherlands. The acquisition is part of ArcelorMittal's strategy of increasing the use of scrap steel to lower CO2 emissions from steelmaking in both the electric arc furnace ("EAF") and blast furnace routes. On March 10, 2023, the Company also completed the acquisition of the German insulation panel manufacturer Italpannelli Germany (subsequently renamed Trier Insulated Panels), which will complement the existing geographic presence and strengthen the product portfolio of ArcelorMittal Downstream Solutions' construction business. The total cash consideration paid for the AMDS acquisitions was €144 million (152 net of cash acquired of 4) including debt assumed of 15. The Company completed the measurement of the acquisition-date fair value of the identifiable assets and liabilities of the AMDS acquisitions and recognized goodwill of 57, which is primarily attributable to the expected synergies and other benefits from combining the activities of the AMDS acquisitions with those of the Company. Goodwill is not deductible for income tax purposes. Revenue and net income since acquisition date were 46 and 1, respectively.
Revenue and net income attributable to the equity holders of the parent of the Company for six months ended June 30, 2023 were 37,401 and 2,952, respectively, as though ArcelorMittal had completed the ArcelorMittal Pecém and AMDS acquisitions as of January 1, 2023.
The table below summarizes the provisional and final acquisition-date fair value of identifiable assets and liabilities assumed during the six months ended June 30, 2023 for ArcelorMittal Pecém and the AMDS acquisitions, respectively.

	ArcelorMittal Pecém	AMDS acquisitions
Current assets	3,126	25
Property, plant and equipment	2,040	75
Intangible assets	1	32
Other non-current assets	2	8
Total assets	5,169	140
Deferred tax liabilities	(3)	(14)
Other liabilities	(2,972)	(46)
Total liabilities	(2,975)	(60)
Net assets acquired	2,194	80
Consideration paid, net of cash acquired	2,194	152
Debt assumed	—	(15)
Goodwill	—	57
INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS
During the first half of 2023, the Company's interest in Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”) decreased from 12% to 4% following the sale at the Istanbul stock exchange of 265 million shares for the net proceeds of 626. As the investment was classified at FVOCI, the accumulated revaluation gain of 333 was transferred from other comprehensive income to retained earnings.
During the first half of 2023, ArcelorMittal also completed two investments through its XCarb® Innovation Fund. On January 26, 2023, ArcelorMittal invested 36 in Boston Metal, which is developing and commercializing a patented Molten Oxide Electrolysis (MOE) platform for decarbonizing primary steelmaking and is targeting commercialization of this technology by 2026. On June 30, 2023, ArcelorMittal completed also a second 25 investment in nuclear innovation company TerraPower. The Company classified both investments at FVOCI.
On May 5, 2023, following approval by the Brazilian antitrust authority CADE on April 13, 2023, ArcelorMittal formed the joint venture Ventos de Santo Antônio Comercializadora de Energia S.A. ("VdSA") with Casa dos Ventos, one of Brazil’s largest developers and producers of renewable energy projects, to develop a 554 MW wind power project, with ArcelorMittal holding a 55% stake and Casa dos Ventos holding the remaining 45%. The project Ventos de Santo Antonio aims to secure and decarbonize a considerable proportion of the Company's wholly-owned subsidiary ArcelorMittal Brazil’s future electricity needs through a 20-year power purchasing power agreement starting on January 1, 2026. Through the agreement, both ArcelorMittal and Casa dos Ventos are guaranteed equal board representation and participation in all significant financial and operating decisions. The Company has therefore determined that it does not control the entity, even though it holds a 55% interest. The Company accounted for its investment in VdSA under the equity method with an initial carrying amount of 147, of which paid cash consideration of 49.